ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption Agreement”), dated March 30, 2007, among EMC Mortgage Corporation, a Delaware corporation (the “Assignor”), U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 (the “Assignee”) and Chevy Chase Bank, F.S.B. (the “Company”).

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Defined terms used in this Assignment and Assumption Agreement and not otherwise defined herein shall have the meaning set forth in the Pooling and Servicing Agreement, dated as of  March 1, 2007, among Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Assignor and the Assignee.

2.  The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”), (b) that certain Purchase, Warranties and Servicing Agreement, dated as of July 1, 2001, as amended by Amendment No. 1, dated as of January 13, 2003, and Amendment No. 2, dated as of January 31, 2006, by and between the Assignor and the Company with respect to the Mortgage Loans (as amended, the “PWS Agreement”) and (c) that  certain term sheet dated as of October 24, 2006 (the “Term Sheet”), by and between the Assignor and the Company. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section 3.01 and Section 3.02 of the PWS Agreement and in the Term Sheet, and any obligation of the Company to cure, repurchase or substitute for a mortgage loan and to indemnify the Assignor with respect to a breach of such representations and warranties pursuant to Section 3.03 and Section 8.01 of the PWS Agreement, and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company.  In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section 4.03 and Section 4.13 of the PWS Agreement (but only insofar as such Sections grant to the Purchaser the right to terminate the servicing of defaulted Assigned Loans and/or REO Properties by the Company).

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the PWS Agreement and the Term Sheet which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment and Assumption Agreement.

3.  The Assignor warrants and represents to, and covenants with, the Assignee that:

a.  The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.  The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the PWS Agreement, the Term Sheet or the Mortgage Loans;

c.  The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the PWS Agreement, the Term Sheet or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the PWS Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the PWS Agreement, the Term Sheet or the Mortgage Loans; and

d.  Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation, by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

4.  The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.  The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1;

b.  The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee.  This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.  To the best of the Assignee’s knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

d.   The Assignee assumes all of the rights of the Purchaser under the PWS Agreement with respect to the Mortgage Loans other than the right to enforce the obligations of the Company under the PWS Agreement.

5.  The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

a.  Attached hereto as Exhibit B are true and accurate copies of the PWS Agreement and the relevant Term Sheet, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.  The Company is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the PWS Agreement and the Term Sheet;

c.  The Company has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

e.  The Company shall establish a Custodial Account and an Escrow Account under the PWS Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the PWS Agreement in favor of the Assignor.

6.  The Company warrants and represents to, and covenants with, the Assignor and SAMI II as of the date hereof:

a.  The Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;

b.  No material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company;

c.  The Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;

d.  No material changes to the Company’s policies or procedures with respect to the servicing function it will perform under the PWS Agreement and this Assignment and Assumption Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date hereof;

e.  There are no aspects of the Company’s financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under the PWS Agreement and this Assignment and Assumption Agreement;

f.  There are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any third-party originator; and

g.  There are no affiliations, relationships or transactions relating to the Company or any Subservicer with respect to this Securitization Transaction and any party thereto of a type described in Item 1119 of Regulation AB.

Notwithstanding anything to the contrary in the Agreement, the Company shall (or shall cause any Subservicer and Third-Party Originator to), provided that the Company (and each Subservicer and Third-Party Originator, as the case may be) meets the disclosure requirements of Items 1117 and 1119 of Regulation AB, as the case may be, for such disclosure period (i) immediately notify the Assignor and SAMI II in writing of (A) legal proceedings pending against the Company, or proceedings known to be contemplated by governmental authorities against the Company which in the judgment of the Company would be, in each case, reasonably expected to be material to purchasers of securities backed by the Mortgage Loans, (B) any known affiliations or relationships of the type described in Item 1119(b) of Regulation AB that develop following the date hereof between the Company and any of the above listed parties or other parties identified in writing by the Assignor or SAMI II with respect to the Securitization Transaction and (ii) provide to the Assignor and SAMI II a description of such proceedings, affiliations or relationships.

Each such notice/update should be sent to the Assignor by e-mail to regABnotifications@bear.com.  Additionally, all such notifications, other than those pursuant to (i)(A) above, should be sent to:

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention: Michelle Viner
Facsimile: (214) 626-4889
Email: mviner@bear.com

With a copy to:

Bear, Stearns & Co. Inc.
383 Madison Avenue, 3rd Floor
New York, NY  10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

Notifications pursuant to (i)(A) above should be sent to:

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, Texas  75067-3884
Attention: General Counsel
Telecopier No.: (214) 626-4714

With copies to:

Bear, Stearns & Co. Inc.
383 Madison Avenue, 3rd Floor
New York, NY  10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067-3884
Attention: Michelle Viner
Facsimile: (214) 626-4889
Email: mviner@bear.com

Recognition of Assignee

7.  From and after the date hereof, the Company shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC, and will service the Mortgage Loans in accordance with the PWS Agreement.  It is the intention of the Assignor, the Company and the Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the PWS Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

The Company shall prepare for and deliver to the Assignee and the Master Servicer a statement with respect to each mortgaged property acquired through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan (“REO Property”) that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Assignee to comply with the reporting requirements of the REMIC provisions of the Code.  The net monthly rental income, if any, from such REO Property shall be deposited in the related collection account no later than the close of business on each determination date.  The Company shall perform, or cause to be performed, the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.  In the event that Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 acquires any REO Property as aforesaid or otherwise in connection with a default or default becoming reasonably foreseeable on an Mortgage Loan, the Company shall cause such REO Property to be disposed prior to three years after its acquisition by Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 or, at the expense of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Assignee shall have been supplied with an opinion of counsel addressed to the Assignee rendered by nationally recognized tax counsel specializing in such matters (such opinion not to be an expense of the Assignee) to the effect that the holding by Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC as defined in Section 860F of the Code or cause any REMIC to fail to qualify as a REMIC, in which case Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 may continue to hold such REO Property (subject to any conditions contained in such opinion of counsel).  Notwithstanding any other provision of the Servicing Agreement, no REO Property acquired by Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such REO Property under Section 860G(c) of the Code or otherwise, unless the Company has agreed to indemnify and hold harmless Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 with respect to the imposition of any such taxes.

Pursuant to Section 11.18 of the PWS Agreement, the Company hereby acknowledges that the representations and warranties set forth in Section 3.01 of the PWS Agreement with respect to the Company and Section 3.02 of the PWS Agreement and in the Term Sheet with respect to the Mortgage Loans are being made by the Company as of March 30, 2007 (provided that with respect to those representations and warranties set forth in Section 3.02, the Company shall only restate those representations and warranties that relate in any way to a Mortgage Loan (or any set of facts with respect thereto) as of origination and any representations and warranties that relate to the servicing of such Mortgage Loan as of the Closing Date).  The Assignor retains the right to enforce the representations and warranties set forth in Section 3.02 of the PWS Agreement and in the Term Sheet against the Company.

8.  Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment and Assumption Agreement by the Assignee is solely in its capacity as trustee for Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1.

The Company shall indemnify and hold harmless the Assignor, each affiliate of the Assignor, SAMI II, the Assignee, Bear, Stearns & Co. Inc. (the “Underwriter”) and each affiliate of the Underwriter, each Person (including, but not limited to, the Master Servicer) responsible for the preparation, execution or filing of any report required to be filed with the Commission, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act, each Person who controls the Assignor, SAMI II, the Assignee or the Underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)
(A)            any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under Sections 6.04, 6.07, 11.18 or 11.19 of the PWS Agreement by the Company or by another third-party at the direction of the Company, or provided under Sections 6.04, 6.07, 11.18 or 11.19 of the PWS Agreement by or at the direction of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Company Information”), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

(ii)
any breach by the Company of its obligations under Sections 6.04, 6.07, 11.18 or 11.19 of PWS Agreement, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under Sections 6.04, 6.07, 11.18 or 11.19 of the PWS Agreement, including any failure by the Company to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)
any breach by the Company of a representation or warranty set forth in Section 3.01 of the PWS Agreement or in a writing furnished pursuant to Section 3.01 of the PWS Agreement and made as of a date prior to the date hereof, to the extent that such breach is not cured by the date hereof, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 3.01 of the PWS Agreement to the extent made as of a date subsequent to the date hereof; or

(iv)	the negligence, bad faith or willful misconduct of the Company in connection with its performance under Sections 6.04, 6.07, 11.18 or 11.19 of the PWS Agreement.

For purposes of clarification with respect to the indemnification given above, the Company shall only be required to indemnify the Indemnified Parties with respect to Regulation AB Losses that any Indemnified Party incurs when such Regulation AB Losses arise out of or are based upon clauses (i), (ii), (iii) and (iv) above and only with respect to the Mortgage Loans; provided, that the indemnification provided under Section 11.18 of the PWS Agreement shall be the only indemnification with respect to Regulation AB Losses; provided, further, that if the loan performance information is not provided to the Company pursuant to the PWS Agreement, the Company shall have no obligation to indemnify any Indemnified Party for regulation AB Losses arising from the Company’s failure to provide Static Pool Information.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

In the case of any failure of performance described in Section 11.18 of the PWS Agreement, the Company shall promptly reimburse the Assignor, SAMI II and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Modification of the PWS Agreement as it Relates Solely to the Mortgage Loans

9.  The Assignor and the Company hereby amend the PWS Agreement as follows:

(a)           The following definitions shall be added to Article I of the PWS Agreement:

Assignee: U.S. Bank National Association, as trustee for the holders of Prime Mortgage Trust, Pass-Through Certificates, Series 2007-1.

Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents and as identified in writing to the Company as the master servicer for such Securitization Transaction.

Nonrecoverable Advance: Any advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise.  The determination by the Company that it has made a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination.

Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

REMIC: A “real estate mortgage investment conduit” as defined in Section 860D of the Code.

REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

SAMI II:  Structured Asset Mortgage Investments II Inc.

Servicing Fee Rate: A per annum rate equal to 0.250%.

Servicing Modification: Any modification of a Mortgage Loan which is effected by the Company in accordance with the terms of this Agreement.

Trustee: U.S. Bank National Association.

(b)           The following sentence is added as the last sentence of the definition of Principal Prepayment:

Partial principal Prepayments shall be applied in accordance with the terms of the related Mortgage Note.

(c)           The first sentence of Subsection (c) of the definition of “Eligible Account” is deleted in its entirety and replaced with the following:

“in a separate non-trust account (which is not fully insured by FDIC or other insurance) in an Eligible Institution.”

(d)           The following is added to the last sentence of the definition of “Eligible Institution”:

“; provided that Chevy Chase Bank, F.S.B. shall cease to be an Eligible Institution in the event that either its short-term or long-term debt rating is reduced below the rating in effect on April 1, 2006.”

(e)           Subsection 3.02(nn) is deleted in its entirety and replaced with the following:

“(nn)  The Mortgagor has not notified the Company, and the Company does not have any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;”

(f)           Section 4.01 of the PWS Agreement is hereby amended by replacing the second paragraph with the following two paragraphs:

Consistent with and in addition to the terms set forth in this Agreement, if a Mortgage Loan is in default or such default is reasonably foreseeable, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor, including without limitation, to (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, (2) defer such amounts to a later date or the final payment date of such Mortgage Loan, (3) extend the maturity of any such Mortgage Loan, (4) amend the related Mortgage Loan to reduce the related Mortgage Interest Rate with respect to any Mortgage Loan, (5) convert the Mortgage Interest Rate on any Mortgage Loan from a fixed rate to an adjustable rate or vice versa, (6) with respect to a Mortgage Loan with an initial fixed rate period followed by an adjustable rate period, extend the fixed period and reduce the adjustable rate period, and/or (7) forgive the amount of any interest, principal or servicing advances owed by the related Mortgagor; provided that, in the Company's reasonable and prudent determination, such waiver, modification, postponement or indulgence: (A) is not materially adverse to the interests of the Purchaser on a present value basis using reasonable assumptions (including taking into account any estimated realized loss (as defined in the related pooling and servicing agreement) that might result absent such action); and (B) does not amend the related Mortgage Note to extend the maturity thereof later than the date of the Latest Possible Maturity Date (as such term is defined in the related pooling and servicing agreement); provided, further, with respect to any Mortgage Loan that is not in default or if default is not reasonably foreseeable, unless the Company has provided to the Purchaser a certification addressed to the Purchaser, based on the advice of counsel or certified public accountants that have a national reputation with respect to taxation of REMICs that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify from REMIC status any of the REMICs and has obtained the prior written consent of the Purchaser, the Company shall not permit any modification with respect to any Mortgage Loan.  Notwithstanding the foregoing, for any waiver, modification, postponement or indulgence (not including any partial releases, assumptions of mortgages or modifications of any Mortgage Loan that is done in connection with compliance with the Relief Act) which the Company reasonably anticipates may result in a realized loss of 20% or more of the outstanding principal balance of a Mortgage Loan, the Company shall present such proposed waiver, modification, postponement or indulgence, together with any supporting documentation, to the Master Servicer for consideration and approval.  The Company shall submit all waivers, modifications or variances of the terms of any Mortgage Loan with respect to partial releases, assumptions of mortgages or for modifications done in furtherance of compliance with Relief Act, together with any supporting documentation, to the Master Servicer for consideration and approval.

In connection with any such Servicing Modification, the Servicer may reimburse itself from the Trust for any outstanding Monthly Advances and Servicing Advances in the same calendar month as the Servicing Modification to the extent that such Monthly Advances or Servicing Advances are reimbursable to the Servicer and to the extent of the related principal portion of funds available for the related Distribution Date (as defined in the related pooling and servicing agreement). To the extent there are not sufficient principal funds available on the related Distribution Date to reimburse the Servicer for such Monthly Advances and Servicing Advances, the Servicer may reimburse itself on a first priority basis from related principal funds that are available on future Distribution Dates. If any mortgagor’s obligation to repay any outstanding amounts due under the terms of the related Mortgage Loan for which a Monthly Advance or Servicing Advance has been made by the Servicer is forgiven, any such Monthly Advance or Servicing Advance will be treated as a realized loss which will be incurred on the Distribution Date related to the calendar month during which the Servicing Modification occurred.

 (g)           The following are added as the last three paragraphs of Section 4.01 of the PWS Agreement:

“Notwithstanding anything to the contrary contained herein, the Company shall not permit any modification that may result in a realized loss of 20% or more of the outstanding principal balance of a Mortgage Loan without permission  of the Master Servicer.

Notwithstanding anything to the contrary contained herein, any REO Property shall be disposed of by the Company before the close of the third taxable year following the taxable year in which the related Mortgage Loan became an REO Property, unless the Company is otherwise directed in writing by the Master Servicer.

The Company shall comply with any written instructions, to the extent the Company is able to reasonably comply, received from the Master Servicer or the Assignor pertaining to the servicing of the Mortgage Loans and the acquisition, holding or disposition of any REO Property to ensure the continued qualification of each REMIC as a REMIC in accordance with the REMIC Provisions.”

(h)           Section 5.02 of the PWS Agreement is hereby amended by deleting “no later than the fifth Business Day of the following month in hard copy, which report, in hard copy,” after “mutually agreed upon by both Purchaser and Company, and” in the first paragraph.

(i)Section 5.02 of the PWS Agreement is hereby amended by deleting the second sentence in the last paragraph in its entirety and replacing it with the following:

“The Company shall also provide a monthly report, in the form of Exhibit E hereto, or such other form as is mutually acceptable to the Company, the Purchaser and any Master Servicer, Exhibit F and Exhibit R with respect to defaulted mortgage loans, Exhibit N with respect to realized losses and gains, Exhibit O with respect to modified mortgage loans, Exhibit P with respect to claims submitted and Exhibit Q with respect to loss severity, with each such report.”

(j)           Exhibit E of the PWS Agreement is deleted in its entirety and replaced with the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT E

REMITTANCE OVERVIEW REPORT

Remittance Overview Report:  Provides loan level detail regarding the remittance that will be submitted to EMC Master Servicing and contains the following data fields in the order below:

Field	Field Description
Deal Name	VARCHAR (15)
Master Servicer Loan Number	NUMERIC (9,0)
Current Investor Category	VARCHAR (5)
Original Investor Category	VARCHAR (5)
Servicer Loan Number	VARCHAR (15)
Cutoff Date	DATE (MM/DD/YYYY)
Loan Next Due Date	DATE (MM/DD/YYYY)
Gross Interest Rate	NUMERIC (7,7)
Net Interest Rate	NUMERIC (7,7)
Pending Interest Rate	NUMERIC (7,7)
Servicing Fee Rate	NUMERIC (7,7)
MI Rate	NUMERIC (7,7)
Scheduled P&I Amount (P & I Constant)	NUMERIC (12,2)
ARM Index	NUMERIC (7,7)
Pending ARM Index	NUMERIC (7,7)
Beginning Scheduled Principal Balance	NUMERIC (12,2)
Actual Principal Remitted	NUMERIC (12,2)
Actual Principal Curtailment Remitted	NUMERIC (12,2)
Curtailment Adjustment Remitted	NUMERIC (12,2)
Liquidation Principal Remitted	NUMERIC (12,2)
Principal Not Advanced (stop advance loans only)	NUMERIC (12,2)
Scheduled Gross Interest	NUMERIC (12,2)
Actual Interest Remitted	NUMERIC (12,2)
Scheduled Service Fee Amount	NUMERIC (12,2)
Soldiers and Sailors Variance	NUMERIC (12,2)
Net Interest Not Advanced	NUMERIC (12,2)
Prepayment Penalty Remitted	NUMERIC (12,2)
PMI Premium Remitted	NUMERIC (12,2)
Additional Fees Remitted	NUMERIC (12,2)
Ending Scheduled Balance	NUMERIC (12,2)
Actual Amount Remitted Total (each loan)	NUMERIC (12,2)
Beginning Actual Balance	NUMERIC (12,2)
Actual Principal Collected	NUMERIC (12,2)
Actual Curtailments Collected	NUMERIC (12,2)
Curtailment Adjustment Collected	NUMERIC (12,2)
Gross Interest Collected	NUMERIC (12,2)
Net Interest Collected	NUMERIC (12,2)
Service Fee Collected	NUMERIC (12,2)
Actual Ending Principal Balance	NUMERIC (12,2)
Liquidation Date	DATE (MM/DD/YYYY)
Liquidation Type	VARCHAR (1)
Gross Liquidation Proceeds	NUMERIC (12,2)
Liquidation Expenses	NUMERIC (12,2)
Principal and Interest Advanced Balance	NUMERIC (12,2)
Delinquent Service Fee	NUMERIC (12,2)
Calculated Loss to Trust	NUMERIC (12,2)
Net Interest Remitted	NUMERIC (12,2)
Collected Interest Not Remitted	NUMERIC (12,2)
Ending Advance Balance	NUMERIC (12,2)
Soldiers and Sailors Flag	VARCHAR (1)
Soldiers and Sailors Old Rate	NUMERIC (7,7)
Soldiers and Sailors Old P & I	NUMERIC (12,2)
Modified Date	DATE (MM/DD/YYYY)
Stop Advance Flag
Stop Advance Date	DATE (MM/DD/YYYY)
BPO Value	NUMERIC (12,2)
Cash Flow Group	VARCHAR (2)
MSP Principal Balance	NUMERIC (12,2)
Debt Forgiven / Charged Off	NUMERIC (12,2)
Mortgagor PITI Payment	NUMERIC (12,2)
Bankruptcy Status	VARCHAR (2)
Foreclosure Status	VARCHAR (2)
Modification Status
Interest Only Loan	VARCHAR (2)
Escrowed Loan	VARCHAR (2)
Monthly Escrow Deposit	NUMERIC (12,2)
Escrow Balance	NUMERIC (12,2)
Escrow Advance Balance	NUMERIC (12,2)
Restricted Escrow Balance	NUMERIC (12,2)
Mortgagor Recoverable Corporate Expense Balance	NUMERIC (12,2)
Non-Recoverable Corporate Expense Balance	NUMERIC (12,2)
HUD 235 Loan Status	VARCHAR (2)
HUD 235 Balance	NUMERIC (12,2)
Late Charge Balance	NUMERIC (12,2)
Buydown Loan Status	VARCHAR (2)
Monthly Buydown Amount	NUMERIC (12,2)
Monthly Buydown Funds Balance	NUMERIC (12,2)
Prepayment Penalty Amount Waived	NUMERIC (12,2)
Prepayment Penalty Waived Reason Code	VARCHAR (3)
Material Breach Status	VARCHAR (3)
Material Breach Code	VARCHAR (3)
Prefunding Date	DATE (MM/DD/YYYY)
3rd Party Recoverable Expenses	NUMERIC (12,2)

REMITTANCE SUMMARY REPORT

Remittance Summary Report:  Provides summary data at a deal (investor/category) level regarding the remittance that will be submitted to EMC Master Servicing and contains the following data fields in the order below:

Field	Field Description
Deal	VARCHAR (15)
Investor	VARCHAR (5)
Category	VARCHAR (5)
Principal Remitted	NUMERIC (15,2)
Curtailments Remitted	NUMERIC (15,2)
Curtailment Adjustments Remitted	NUMERIC (15,2)
Liquidation Proceeds Remitted	NUMERIC (15,2)
Principal Not Advanced (stop advance loans only)	NUMERIC (15,2)
Principal Amounts Called/Collapsed	NUMERIC (15,2)
Total Principal Remitted	NUMERIC (15,2)
Interest Remitted	NUMERIC (15,2)
PMI Premiums Remitted	NUMERIC (15,2)
Soldiers and Sailors Difference	NUMERIC (15,2)
Net Interest Not Advanced	NUMERIC (15,2)
Non Comp Interest Remitted	NUMERIC (15,2)
Prepayment Penalties Remitted	NUMERIC (15,2)
Total Interest Remitted	NUMERIC (15,2)
Arrearage Amount Remitted	NUMERIC (15,2)
Aggregate Loss to Trust Total Manual Adjustments	NUMERIC (15,2)
Debt Forgiven/ Charged Off	NUMERIC (15,2)
Additional Fees Collected	NUMERIC (15,2)
Total Remittance	NUMERIC (15,2)

(k)   Exhibit F of the PWS Agreement is deleted in its entirety and replaced with the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT F

DELINQUENCY SUMMARY REPORT

Delinquency Summary Report:  Provides summary data at the servicer investor level regarding loan performance that will be submitted to EMC Master Servicing and contains the following data fields in the order below:

Field	Field Description
Servicer Investor Number	VARCHAR (5)
Mortgage Group	VARCHAR (1)
Performance type (Current, 30 days, 60 days, 90+ days, Foreclosure, Bankruptcy or PIF)	VARCHAR (6)
Count of Loans	NUMERIC (10,0)
Percent of Investor Number	NUMERIC (7,7)
Deal UPB	NUMERIC (14,2)
Percent of Deal UPB	NUMERIC (7,7)
Arrears Balance	NUMERIC (14,2)
Percent of Arrears Balance	NUMERIC (7,7)
Foreclosure Quick Sale	NUMERIC (12,2)
REO Book Value	NUMERIC (12,2)

 (l)   Section (iv) of the first paragraph of Exhibit J is hereby amended by replacing “10th calendar day” with “5th Business Day”.

(m)   Exhibit M of the PWS Agreement is deleted in its entirety and replaced with the following:

EXHIBIT M

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:1

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X

_____________________
1 Whenever used in this Exhibit M, Applicable Servicing Criteria, the following words shall have the meaning specified below:

1.
“asset pool” shall mean the pool of Mortgage Loans sold by Chevy Chase Bank, F.S.B. (the “Asserting Party”) to the investor pursuant to the transaction agreements and which are included on Servicer’s platform.

2.
“investor” means the purchaser under the then current purchase, sale and servicing agreement between the investor and the Asserting Party, and any assignees of the Purchaser, including the Master Servicer.

3.	“investor reports” “reports to investors” mean the reports required to be sent to the investor as required by the transaction agreements.
4.	“Servicer” and “servicer” means Chevy Chase Bank. F.S.B. acting in its capacity as Servicer under the then current purchase, sale and servicing agreement between the investor and the Asserting Party .
5.	“transaction agreements” mean the then current purchase, sale and servicing agreement between the investor and the Asserting Party and any AARs of such purchase, sale and servicing agreement.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission[2], are maintained in accordance with the transaction agreements and applicable Commission requirements.[3] Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X (except for (C) and (D))
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

______________________
2 The Asserting Party does not file reports with the Commission and takes no responsibility for such reports.
3 The Asserting Party only maintains reports in accordance with the transaction agreements.

Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X4
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

(n) Exhibit N of the PWS Agreement is deleted in its entirety and replaced with the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT N

CALCULATION OF GAIN-LOSS DELINQUENT LOANS

EMC Master Servicing Calculation of Gain/Loss on Delinquent Loan Worksheet

Date:____________________________

Prepared By	Phone Number	Email Address

Servicer Loan Number	Servicer Address	EMC Loan Number

Borrower Name	Property Address

__________________
4 The Servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.

Liquidation Type	REO	Third Party	Short Sale	Charge off	Deed In Lieu

Has this loan been previously modified?                                                        Yes                                No

Has this loan been crammed down in a bankruptcy?                                   Yes                                No

If “Yes”, provide amount _______________________________

Liquidation and Acquisition Expenses:

 Amounts requiring Amortization Schedule for backup:

Actual Unpaid Principal Balance of Mortgage Loan
Interest Accrued at Net Rate Less Servicing Fees
Accrued Servicing Fees

Amounts requiring Additional backup:

Attorney’s Fees	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Attorney’s Costs	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Taxes	Payment history showing disbursements
Property Maintenance	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Property Inspection	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
PMI/Hazard Insurance Premiums	Payment history showing disbursements
Utility Expenses	Payment history showing disbursements
Appraisal/BPO Expenses	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
HOA Dues	Payment history showing disbursements
Cash For Keys	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Miscellaneous (itemized)	Requires Itemization and supporting detail
Total Expenses	------------------------------------------------

Credits to Loan:

Escrow Balance/Advance	Payment history showing disbursements and ending balance
Rental Receipts	Payment history showing application of funds to loan
Hazard Claim Proceeds	Payment history showing credit to account
PMI Funds	EOB document
Government Insurance Funds (Part A Funds)	EOB document
REO Proceeds	HUD 1 Settlement Statement
Government Insurance Funds (Part B Funds)	EOB document
Pool Insurance Proceeds	Payment history showing credit to account
Other Credits (itemized)	Payment history showing credit to account
Total Credits	------------------------------------------------

Total Realized Loss (or Amount of Gain)	$________________

NOTE:  Do not combine or net remit items.  All expenses and credits should be documented individually.   Claim packages are due by the fifth business day of the month following receipt of liquidation proceeds.  Late claims may result in delayed claim payment.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(o) The PWS Agreement is amended by adding the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT O

MODIFIED LOANS REPORT

Modified Loans Report:   Provides loan level data regarding all loans that the Servicer has modified with the first modified payment due within thirty days following the end of the reporting cycle.  The report contains the following data fields in the order below:

Field Description	Field Description
Loan	VARCHAR (15)
Investor	VARCHAR (5)
Original Category	VARCHAR (5)
Current Category	VARCHAR (5)
Stop Adv Flag	VARCHAR (3)
Modified Due Date	DATE (MM/DD/YYYY)
Mod Loan Curtailment	NUMERIC (15,2)
Mod Loan Curt Adjustment	NUMERIC (15,2)
Principal Advanced Capped	NUMERIC (15,2)
Net Interest Advanced Capped	NUMERIC (15,2)
Service Fee Advanced Capped	NUMERIC (15,2)
Third Party Bal Capped	NUMERIC (15,2)
Amount of Other Capped	NUMERIC (15,2)
Borrower Interest Contribution	NUMERIC (15,2)
Borrower Fee Code Arrearage Contribution	NUMERIC (15,2)
Borrower Principal Contribution	NUMERIC (15,2)
Amt Forgiven	NUMERIC (15,2)
Beg Delq Prin Bal	NUMERIC (15,2)
Beg Delq Int Bal	NUMERIC (15,2)
Beg Pre Prin Bal	NUMERIC (15,2)
Beg Pre Int Bal	NUMERIC (15,2)
Excess Int Adjust	NUMERIC (15,2)
Excess Interest on Mod	NUMERIC (15,2)

(p)      The PWS Agreement is amended by adding the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT P

CLAIMS SUBMITTED REPORT

Claims Submitted Report:  Provides loan level detail regarding claims submitted by the servicer’s investor number that will be submitted to EMC Master Servicing and contains the following data fields in the order below:

Field	Field Description
Servicer Investor Number	VARCHAR (5)
Servicer Investor Category	VARCHAR (5)
Loan Number	VARCHAR (15)
Mortgage Group	VARCHAR (1)
Liquidation Type	VARCHAR (1)
Escrow Balance or Advance Balance	NUMERIC (12,2)
Corporate Expense Balance	NUMERIC (12,2)
Restricted Escrow Balance	NUMERIC (12,2)
Replacement Reserve Balance	NUMERIC (12,2)
Suspense Balance	NUMERIC (12,2)
Third Party Expense Balance	NUMERIC (12,2)
Charge Off Amount	NUMERIC (12,2)
Side Note Collections	NUMERIC (12,2)
Claim Amount Submitted	NUMERIC (12,2)

(q) The PWS Agreement is amended by adding the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT Q

LOSS SEVERITY REPORT

Loss Severity Summary Report:  Provides summary data at the deal level regarding loss severity that will be submitted to EMC Master Servicing and contains the following data fields in the order below:

Field	Field Description
Month End	DATE (MM/DD/YYYY)
Deal Name	VARCHAR (15)
Servicer Investor Number	VARCHAR (5)
Servicer Investor Category	VARCHAR (5)
Mortgage Group	VARCHAR (1)
Loan Number	VARCHAR (15)
Liquidation Type	VARCHAR (1)
Loan Due Date	DATE (MM/DD/YYYY)
PIF Date	DATE (MM/DD/YYYY)
Gross Interest Rate	NUMERIC (7,7)
Net Interest Rate	NUMERIC (7,7)
Service Fee Rate	NUMERIC (7,7)
P & I Constant	NUMERIC (12,2)
Scheduled Beginning Balance	NUMERIC (12,2)
Arrearage Balance	NUMERIC (12,2)
Total Legal and Other Expenses	NUMERIC (12,2)
Scheduled Advanced Interest	NUMERIC (12,2)
Scheduled Liquidated Amount	NUMERIC (12,2)
Gross Liquidation Proceeds	NUMERIC (12,2)
P & I Advance Balance	NUMERIC (12,2)
Delinquent Service Fee	NUMERIC (12,2)
Net Liquidation Proceeds	NUMERIC (12,2)
Scheduled Net Interest	NUMERIC (12,2)
Net Liquidated Funds Remitted	NUMERIC (12,2)
Total Loss (Gain) Amount	NUMERIC (12,2)
Total Loss (Gain) to Trust	NUMERIC (12,2)
Total Loss (Gain) to Servicer	NUMERIC (12,2)
Total Loss Severity %	NUMERIC (7,7)
Total Loss Severity % to Trust	NUMERIC (7,7)
Total Liquidated Remitted	NUMERIC (12,2)
Claim on Trust Loss	NUMERIC (12,2)
Claim on Servicer Loss	NUMERIC (12,2)
Total Claim Amount	NUMERIC (12,2)

(r)	The PWS Agreement is amended by adding the following or such other format as mutually agreed upon between the Company and the Master Servicer:

EXHIBIT R

DEFAULT OVERVIEW REPORT

Default Overview Report:  Provides loan level detail regarding the defaulted loans that are being serviced and reported to EMC Master Servicing.  The report contains the following data fields in the order below:

Field	Field Description
Servicer loan number	VARCHAR (15)
SBO loan number	VARCHAR (9)
Zip Code	VARCHAR (5)
Original loan amount	NUMERIC (12,2)
Original value amount	NUMERIC (12,2)
Origination date	DATE (MM/DD/YYYY)
Loan type	VARCHAR (2)
Actual due date	DATE (MM/DD/YYYY)
Current loan amount	NUMERIC (12,2)
Corporate expense balance	NUMERIC (12,2)
Escrow balance/advance balance	NUMERIC (12,2)
Suspense balance	NUMERIC (12,2)
Restricted escrow balance	NUMERIC (12,2)
Current Value date	DATE (MM/DD/YYYY)
Current value amount	NUMERIC (12,2)
Current value source	VARCHAR (15)
VA LGC/ FHA Case number	VARCHAR (15)
% of MI coverage	NUMERIC (7,7)
MI certificate number	VARCHAR (15)
LPMI Cost	NUMERIC (7,7)
Occupancy status	VARCHAR (1)
First vacancy date	DATE (MM/DD/YYYY)
Property condition	VARCHAR (2)
Property type	VARCHAR (2)
Delinquency flag	VARCHAR (2)
Reason for default	VARCHAR (2)
FNMA action code	VARCHAR (3)
FNMA delinquency reason code	VARCHAR (3)
Loss mit flag	VARCHAR (2)
Loss mit type	VARCHAR (2)
Loss mit approval date	DATE (MM/DD/YYYY)
Loss mit removal date	DATE (MM/DD/YYYY)
Repay first due date	DATE (MM/DD/YYYY)
Repay next due date	DATE (MM/DD/YYYY)
Repay plan broken/reinstated/closed date	DATE (MM/DD/YYYY)
Repay plan created date	DATE (MM/DD/YYYY)
Foreclosure flag	VARCHAR (2)
Foreclosure attorney referral date	DATE (MM/DD/YYYY)
Actual first legal date	DATE (MM/DD/YYYY)
Date FC sale scheduled	DATE (MM/DD/YYYY)
Foreclosure actual sale date	DATE (MM/DD/YYYY)
Actual redemption end date	DATE (MM/DD/YYYY)
Actual eviction complete date	DATE (MM/DD/YYYY)
Actual eviction start date	DATE (MM/DD/YYYY)
Bankruptcy flag	VARCHAR (2)
Actual bankruptcy start date	DATE (MM/DD/YYYY)
Bankruptcy chapter	VARCHAR (2)
Bankruptcy Case Number	VARCHAR (15)
Post petition due date	DATE (MM/DD/YYYY)
Actual discharge date	DATE (MM/DD/YYYY)
Date relief/dismissal granted	DATE (MM/DD/YYYY)
Actual MI claim filed date	DATE (MM/DD/YYYY)
Actual MI claim amount filed	NUMERIC (12,2)
MI claim amount paid	NUMERIC (12,2)
MI claim funds received date	DATE (MM/DD/YYYY)
Title approval letter received date	DATE (MM/DD/YYYY)
Title package HUD/VA date	DATE (MM/DD/YYYY)
FHA 27011A transmitted date	DATE (MM/DD/YYYY)
FHA Part A funds received date	DATE (MM/DD/YYYY)
FHA 27011 B transmitted date	DATE (MM/DD/YYYY)
FHA Part B funds received date	DATE (MM/DD/YYYY)
VA NOE submitted date	DATE (MM/DD/YYYY)
VA first funds received amount	NUMERIC (12,2)
VA first funds received date	DATE (MM/DD/YYYY)
VA claim funds received date	DATE (MM/DD/YYYY)
VA claim submitted date	DATE (MM/DD/YYYY)
VA claims funds received amount	NUMERIC (12,2)
REO flag	VARCHAR (2)
REO repaired value	NUMERIC (12,2)
REO value (as is)	NUMERIC (12,2)
REO value date	DATE (MM/DD/YYYY)
REO value source	VARCHAR (15)
REO original list date	DATE (MM/DD/YYYY)
REO original list price	NUMERIC (12,2)
REO list price adjustment amount	NUMERIC (12,2)
REO list price adjustment date	DATE (MM/DD/YYYY)
Date REO offer received	DATE (MM/DD/YYYY)
Date REO offer accepted	DATE (MM/DD/YYYY)
REO scheduled close date	DATE (MM/DD/YYYY)
REO actual closing date	DATE (MM/DD/YYYY)
REO sales price	NUMERIC (12,2)
REO net sales proceeds	NUMERIC (12,2)
Estimated loss	NUMERIC (12,2)

(s)       Section 11.04 of the PWS Agreement is deleted in its entirety and replaced with the following:

Section 11.04    Governing Law.

This Agreement and the related Term Sheets shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws other than Section 5-1401 of the New York General Obligations Law which shall govern.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.  The Company hereby acknowledges that EMC Mortgage Corporation has been appointed as the master servicer (the “Master Servicer”) of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007, among SAMI II, the Assignor, as seller and master servicer and the Assignee, and that the Master Servicer has the right to enforce all obligations of the Company under the PWS Agreement with respect to the servicing of the Mortgage Loans.  The Company shall make all distributions under the PWS Agreement to the Master Servicer by wire transfer of immediately available funds to:

EMC Master Servicing Remittances
Bank:  Chase Bank of Texas
Branch:  Irving, Texas
Account Name:  EMC Mortgage Corporation
ABA # 113000609
ACCOUNT # 000000709377717
Reference: M/S Remittance March 1, 2007 Remit for Chevy Chase Bank, F.S.B.
Attention:  LSBO Group-MS

The Company shall deliver all reports required to be delivered under the PWS Agreement to the Master Servicer at:

EMC Mortgage Corporation
780 Lake Vista Drive
Lewisville, Texas 75067
Attention: Michelle Viner
Facsimile: (214) 626-4889
Email: mviner@bear.com

11.           Notices:

The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

EMC Mortgage Corporation
780 Lake Vista Drive
Lewisville, Texas 75067
Attention: Michelle Viner
Facsimile: (214) 626-4889
Email: mviner@bear.com

With a copy to:

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Chris McGovern

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

U.S. Bank National Association, as Trustee
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Corporate Trust Services, PRIME  2007-1
Telecopier No.: (617) 603-6638

The Company’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

Chevy Chase Bank, F.S.B.
7501 Wisconsin Avenue, 6th Floor
Bethesda, Maryland  20814
Attention: Chris Cusack

With a copy to:

Sandra S. Barker, Esq.
Chief Mortgage Counsel
7501 Wisconsin Avenue, 13th Floor
Bethesda, Maryland  20814

Miscellaneous:

12.           Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

13.           The Servicing Fee Rate shall be a rate per annum equal to 25 basis points.

14.           This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York (other than Section 5-1401 of the New York General Obligations Law), without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

15.           No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

16.           This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

17.           This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the PWS Agreement and the Term Sheet to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the PWS Agreement and Term Sheet.

18.           This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

19.           In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the PWS Agreement and Term Sheet with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

20.           Any new loan number assigned to a Mortgage Loan by the Assignee shall be provided to the Company at the following address: Chevy Chase Bank, F.S.B., 6151 Chevy Chase Drive, Laurel, MD 20707, Attention: Vicki Parry.  In addition, if the Assignee has changed its document custodian from the previous custodian, such new custodian’s name, address and contact information shall be provided to the Company at the aforementioned address.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Trustee
By: _________________________ Name:_______________________ Title: _______________________
EMC MORTGAGE CORPORATION,
as Company

By: _________________________ Name:_______________________ Title: _______________________
CHEVY CHASE BANK, F.S.B.
By: _________________________ Name:_______________________ Title: _______________________

Acknowledged and Agreed

EMC MORTGAGE CORPORATION, as Master Servicer
By: _________________________ Name:_______________________ Title: _______________________

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
By:__________________________
Name: _______________________
Title: _______________________

Exhibit A:

Mortgage Loans

Loan Sequence Number	Seller Loan Number	Loan Number	Scheduled Balance

Exhibit B:

PWS Agreement and Term Sheet

[Provided upon request]